UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on March 23, 2012, as amended on May 29, 2012 (the “Amended 8-K”), is solely to refile a corrected Consent of Ernst & Young LLP filed as Exhibit 23.1 to the Amended 8-K to include reference to an S-8 registration statement that was inadvertently omitted.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP *

99.1	Audited Combined Financial Statements of MetSun Two Pool Two, LLC and MetSun Three Pool One, LLC as of and for the year ended December 31, 2011 with Report of Independent Auditors **

99.2	Unaudited Pro Forma Consolidated Financial Statements as of and for the twelve months ended December 31, 2011 **

*	Filed herewith.
**	Filed previously with Amendment No. 1 on Form 8-K/A filed May 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: May 30, 2012	By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
Chief Financial Officer